Exhibit 99.1

                    ALABAMA NATIONAL BANCORPORATION ANNOUNCES
                    FOURTH QUARTER AND YEAR-END 2006 EARNINGS

FOR IMMEDIATE RELEASE - Birmingham, Alabama (January 23, 2007) -Alabama National BanCorporation ("ANB") (NASDAQ Global Select: ALAB) today announced record earnings for the fourth quarter and year ended December 31, 2006.

For the 2006 fourth quarter, ANB reported earnings of $22.5 million, up 25.7% from the 2005 fourth quarter. Diluted earnings per share of $1.07 were up 4.9% from the 2005 fourth quarter. Diluted cash earnings per share were $1.12, up 6.2% from the 2005 fourth quarter. Total revenue grew to $85.2 million in the 2006 fourth quarter, up 19.9% from $71.1 million in the 2005 fourth quarter. ANB's taxable equivalent net interest margin was 3.81% for the 2006 quarter, down 10 basis points from the 2005 fourth quarter.

For the full year, ANB reported 2006 earnings of $79.8 million, up 19.7% from 2005's $66.7 million in earnings. Diluted earnings per share for 2006 of $4.17 were up 9.1% from the $3.82 recorded for 2005. Diluted cash earnings per share of $4.34 were up 10.0% over 2005's $3.95. Total revenue for 2006 was $312.4 million, up 15.0% from 2005's $271.6 million. ANB's 2006 taxable equivalent net interest margin of 3.88% was 5 basis points below 2005's level.

Total assets at year-end 2006 of $7.7 billion were up 29.3% from 2005's $5.9 billion. Deposits grew 28.2% from year-end 2005 to $5.6 billion at December 31, 2006. Year-end share owners' equity was $853.6 million, or $41.51 per share, up $8.11 from December 31, 2005. Year-end 2006 tangible book value per share of $25.41 was up $1.21 from December 31, 2005.

"2006 was a year of significant growth for Alabama National," said John H. Holcomb III, Chairman and Chief Executive Officer. "While we are pleased to have increased diluted earnings per share 9.1% in 2006, this EPS growth is at the lower end of our long term targeted goal of 8-12%. Interest rate and economic environments will vary, but our goal is to provide outstanding long term compounded growth in earnings power," continued Holcomb. "We believe the completion of two acquisitions in important markets during the year will add value to our company. The addition of Florida Choice Bank in April and of The Peachtree Bank in October strengthened our franchise in the growing Orlando and Atlanta markets and added a great group of employees and customers to the company."

During the fourth quarter, ANB recognized $65 thousand in net charge-offs, bringing the year-to-date figure to $898 thousand, or 0.02% of average loans. Year-end nonperforming assets were 0.21% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 625%.

"Credit quality has been a continuing focus of this company's management team since we began working together, and we are therefore pleased with 2006's 0.02% net charge-off ratio," said Holcomb. "Our goal is to continue to earn our company's reputation for superior credit risk management."

ANB is a bank holding company operating 100 banking locations through twelve bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include:
First American Bank in north central Alabama; Alabama Exchange Bank in Tuskegee; and Bank of Dadeville. Florida subsidiaries are: Indian River National Bank in Vero Beach; First Gulf Bank, N.A. in Escambia County, Florida and Baldwin County, Alabama; Florida Choice Bank in Central Florida; Community Bank of Naples, N.A.; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Millennium Bank in Gainesville. ANB has two subsidiaries in Georgia:
Georgia State Bank and The Peachtree Bank, both in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Commercial mortgage services, including the origination of permanent commercial real estate mortgage loans for various lenders, are provided by Byars and Company, a division of First American Bank. Brokerage services are provided to customers through First American Bank's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.

Alabama National BanCorporation common stock is traded on the NASDAQ Global Select Market under the symbol "ALAB."


Conference Call Instructions:
Alabama National will discuss financial results for the fourth quarter and year ended December 31, 2006, as well as its goals and general outlook for 2007, in a conference call to be held Wednesday, January 24, 2007 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links:

                     www.alabamanational.com, under "News,"
                                       or
                     http://viavid.net/dce.aspx?sid=0000398C

on January 24, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.

For live interactive access to the teleconference, please dial 1-800-474-8920 at 9:00 a.m. Central Time on January 24 and enter Conference ID number 2278489. For those without Internet access, a telephonic replay will be available through February 24, 2007 by dialing 1-888-203-1112 and entering Conference ID number 2278489.

Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.

This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). These "non-GAAP" financial measures are "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding.

ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly period) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly period) divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached unaudited financial tables for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.

This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


Contacts:  Alabama National BanCorporation      Alabama National BanCorporation
           John H. Holcomb III                  William E. Matthews V,
           Chairman of the Board and            Executive Vice President and
           Chief Executive Officer              Chief Financial Officer
           (205) 583-3648                       (205) 583-3650

                                      # # #

                         ALABAMA NATIONAL BANCORPORATION
                        (Unaudited Financial Highlights)
            (in thousands, except per share amounts and percentages)

                                                   Three Months Ended
                                                      December 31,
                                              -----------------------------    Percentage
                                                   2006           2005          Change (b)
                                              -------------   -------------   -------------
Net interest income                           $      64,394   $      52,496            22.7%
Noninterest income                                   20,842          18,613            12.0
Total revenue                                        85,236          71,109            19.9
Provision for loan and lease losses                   1,100           1,640           (32.9)
Noninterest expense                                  49,832          42,114            18.3
Net income before income taxes                       34,304          27,355            25.4
Income taxes                                         11,791           9,440            24.9
Net income                                    $      22,513   $      17,915            25.7

Weighted average common and common
  equivalent shares outstanding
      Basic                                          20,739          17,284            20.0%
      Diluted                                        20,955          17,494            19.8

Net income per common share
      Basic                                   $        1.09   $        1.04             4.7%
      Diluted                                          1.07            1.02             4.9

Cash earnings (a)
      Total                                   $      23,511   $      18,476            27.3%
      Basic                                            1.13            1.07             6.1
      Diluted                                          1.12            1.06             6.2

Cash dividends declared on
   common stock                               $        .375   $       .3375
Return on average assets                               1.18%           1.21%
Return on average tangible assets                      1.23            1.24
Return on average equity                              10.57           12.55
Return on average tangible equity                     17.41           17.40

                               Noninterest Income

Service charge income                         $       4,143   $       4,070             1.8%
Investment services income                            1,169           1,121             4.3
Wealth management income                              5,800           5,138            12.9
Gain on sale of mortgages                             2,944           2,870             2.6
Commercial mortgage banking income                      717             501            43.1
Gain on disposal of assets                               51              45            13.3
Bank owned life insurance                             1,104             750            47.2
Insurance commissions                                 1,174           1,096             7.1
Other                                                 3,740           3,022            23.8
                                              -------------   -------------
Total noninterest income                      $      20,842   $      18,613            12.0
                                              =============   =============

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b)  Percentage change based on actual not rounded values.
NM - Not meaningful

                                                  For the Year Ended
                                                      December 31,
                                              -----------------------------    Percentage
                                                  2006            2005          Change (b)
                                              -------------   -------------   -------------
Net interest income                           $     234,108   $     199,847            17.1%
Noninterest income                                   78,290          71,723             9.2
Total revenue                                       312,398         271,570            15.0
Provision for loan and lease losses                   5,393           7,615           (29.2)
Noninterest expense                                 185,267         162,480            14.0
Income before taxes and cumulative effect
   of accounting change                             121,738         101,475            20.0
Income taxes                                         41,970          34,802            20.6
Net income before cumulative effect of
   accounting change                                 79,768          66,673            19.6
Cumulative effect of accounting change
   (net of tax)                                          48               -              NM
Net income                                    $      79,816   $      66,673            19.7

Weighted average common and common
   equivalent shares outstanding
      Basic                                          18,942          17,216            10.0%
      Diluted                                        19,147          17,445             9.8

Net income per common share
      Basic                                   $        4.21   $        3.87             8.8%
      Diluted                                          4.17            3.82             9.1

Cash earnings (a)
      Total                                   $      83,115   $      68,835            20.7%
      Basic                                            4.39            4.00             9.7
      Diluted                                          4.34            3.95            10.0
Cash dividends declared on common stock       $        1.50   $        1.35
Return on average assets                               1.18%           1.18%
Return on average tangible assets                      1.23            1.22
Return on average equity                              11.36           12.11
Return on average tangible equity                     17.18           16.89

                               Noninterest Income

Service charge income                         $      15,896   $      16,335            (2.7)%
Investment services income                            4,291           4,210             1.9
Wealth management income                             21,902          19,220            14.0
Gain on sale of mortgages                            10,990          12,522           (12.2)
Commercial mortgage banking income                    2,251             525           328.8
Gain on disposal of assets                              603             735           (18.0)
Securities (losses) gains                            (1,250)             72              NM
Bank owned life insurance                             3,632           2,886            25.8
Insurance commissions                                 4,047           3,549            14.0
Other                                                15,928          11,669            36.5
                                              -------------   -------------
Total noninterest income                      $      78,290   $      71,723             9.2
                                              =============   =============

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b)   Percentage change based on actual not rounded values.
 NM - Not meaningful

                                               December 31,    December 31,     Percentage
                                                  2006            2005            Change
                                              -------------   -------------   -------------
Total assets                                  $   7,671,274   $   5,931,673            29.3%
Earning assets                                    6,856,309       5,385,824            27.3
Securities (a)                                    1,265,774       1,136,487            11.4
Loans held for sale                                  27,652          14,940            85.1
Loans and leases, net of unearned income          5,456,136       4,144,095            31.7
Allowance for loan and lease losses                  68,246          52,815            29.2
Deposits                                          5,567,603       4,343,264            28.2
Short-term borrowings                               161,830          34,700           366.4
Long-term debt                                      402,399         369,246             9.0
Stockholders' equity                                853,623         571,879            49.3

(a)  Excludes trading securities

                             ASSET QUALITY ANALYSIS
                       (in thousands, except percentages)

                                                   As of / For the Three Months Ended
                                              ---------------------------------------------
                                              Dec 31, 2006    Sept 30, 2006   Dec 31, 2005
                                              -------------   -------------   -------------
Nonaccrual loans                              $      10,921   $       8,344   $       6,446
Restructured loans                                        -               -               -
Loans past due 90 days or more and
   still accruing                                         -               -               -
Total nonperforming loans                            10,921           8,344           6,446
Other real estate owned                                 790             381             623
Total nonperforming assets                           11,711           8,725           7,069
Total non performing assets as a
 percentage of period-end loans
 and other real estate (a)                             0.21%           0.18%           0.17%
Allowance for loan and lease losses           $      68,246   $      61,354   $      52,815
Provision for loan and lease losses                   1,100           1,130           1,640
Loans charged off                                       456             848           1,109
Loan recoveries                                         391             333             605
Net loan and lease losses                                65             515             504
Allowance for loan and lease losses
 as a percentage of period-end loans
 and leases (a)                                        1.25%           1.26%           1.27%
Allowance for loan and lease losses
 as a  percentage of period-end
 nonperforming loans                                 624.91          735.31          819.35
Net losses to average loans and
   leases (annualized)                                 0.00            0.01            0.05

                                                   For the Year Ended
                                                      December 31,
                                              -----------------------------     Percentage
                                                  2006            2005            Change
                                              ------------    -------------   -------------
Provision for loan and lease losses           $       5,393   $       7,615           (29.2)%
Loans charged off                                     2,322           2,918           (20.4)
Loan recoveries                                       1,424           1,534            (7.2)
Net loan and lease losses                               898           1,384           (35.1)
Net losses to average loans and leases
 (annualized)                                          0.02%           0.04%

(a)  Excludes loans held for sale

                         TAXABLE EQUIVALENT YIELDS/RATES

                                                         Three Months Ended
                                           ---------------------------------------------
                                           Dec 31, 2006    Sept 30, 2006    Dec 31, 2005
                                           ------------    -------------    ------------
Interest income:
    Interest and fees on loans                     8.09%            7.95%           7.09%
    Interest on securities:
        Taxable                                    4.49             4.46            4.14
        Non-taxable                                6.33             6.38            6.35
    Total interest earning assets                  7.40             7.27            6.44

Interest expense:
    Interest on deposits                           3.89%            3.72%           2.73%
    Interest on short-term borrowing               5.42             5.62            4.27
    Interest on long-term debt                     5.67             5.22            4.35
    Total interest bearing liabilities             4.16             4.03            2.99
    Net interest spread                            3.24             3.24            3.45
    Net interest margin                            3.81             3.81            3.91

                                                For the Year Ended
                                                   December 31,
                                           ----------------------------
                                               2006            2005
                                           ------------    ------------
Interest income:
    Interest and fees on loans                     7.83%           6.67%
    Interest on securities:
        Taxable                                    4.45            4.16
        Non-taxable                                6.40            6.50
    Total interest earning assets                  7.16            6.07

Interest expense:
    Interest on deposits                           3.53%           2.28%
    Interest on short-term borrowing               5.32            3.85
    Interest on long-term debt                     5.15            4.08
    Total interest bearing liabilities             3.82            2.53
    Net interest spread                            3.33            3.54
    Net interest margin                            3.88            3.93

                     STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                           December 31,    December 31,
                                               2006            2005
                                           ------------    ------------
Stockholders' Equity:
    Equity to assets                              11.13%           9.64%
    Leverage ratio                                 7.95            8.29
    Book value per common share            $      41.51    $      33.40
    Tangible book value per common
     share (a)                                    25.41           24.20
    Ending shares outstanding                    20,562          17,124

(a) Total equity reduced by intangible assets divided by common shares outstanding.

                              RECONCILIATION TABLE
            (in thousands, except per share amounts and percentages)

                                                          Three Months Ended                        Year Ended
                                                             December 31,                          December 31,
                                                  ---------------------------------     ---------------------------------
                                                       2006               2005               2006               2005
                                                  --------------     --------------     --------------     --------------
Net income                                        $       22,513     $       17,915     $       79,816     $       66,673
Amortization of intangibles, net of tax                      998                561              3,299              2,162
Cash earnings                                     $       23,511     $       18,476     $       83,115     $       68,835

Net income per common share - basic               $         1.09     $         1.04     $         4.21     $         3.87
Effect of amortization of intangibles per share             0.04               0.03               0.18               0.13
Cash earnings per common share - basic            $         1.13     $         1.07     $         4.39     $         4.00

Net income per common share - diluted             $         1.07     $         1.02     $         4.17     $         3.82
Effect of amortization of intangibles per share             0.05               0.04               0.17               0.13
Cash earnings per diluted share                   $         1.12     $         1.06     $         4.34     $         3.95

Average assets                                    $    7,579,646     $    5,892,678     $    6,749,978     $    5,641,605
Average intangible assets                               (331,784)          (157,744)          (237,845)          (155,809)
Average tangible assets                           $    7,247,862     $    5,734,934     $    6,512,133     $    5,485,796

Return on average assets                                    1.18%              1.21%              1.18%              1.18%
Effect of average intangible assets                         0.05               0.03               0.05               0.04
Return on average tangible assets                           1.23%              1.24%              1.23%              1.22%

Average equity                                    $      844,846     $      566,248     $      702,313     $      550,494
Average intangible assets                               (331,784)          (157,744)          (237,845)          (155,809)
Average tangible equity                           $      513,062     $      408,504     $      464,468     $      394,685

Return on average equity                                   10.57%             12.55%             11.36%             12.11%
Effect of average intangible assets                         6.84               4.85               5.82               4.78
Return on average tangible equity                          17.41%             17.40%             17.18%             16.89%

                                                          As of December 31,
                                                  ---------------------------------
                                                       2006               2005
                                                  --------------     --------------
Book value                                        $      853,623     $      571,879
Intangible assets                                       (331,118)          (157,429)
Tangible book value                               $      522,505     $      414,450

Book value per common share                       $        41.51     $        33.40
Effect of intangible assets per share                     (16.10)             (9.20)
Tangible book value per common share              $        25.41     $        24.20

                ALABAMA NATIONAL BANCORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)
           ----------------------------------------------------------
                      (In thousands, except share amounts)

                                                                              December 31, 2006    December 31, 2005
                                                                              -----------------    -----------------
ASSETS
    Cash and due from banks ...............................................   $         200,209    $         189,256
    Interest-bearing deposits in other banks ..............................              16,350               19,428
    Federal funds sold and securities purchased under resell agreements ...              89,865               70,472
    Trading securities, at fair value .....................................                 532                  402
    Investment securities (fair values of $705,460 and $576,424) ..........             716,406              591,153
    Securities available for sale, at fair value ..........................             549,368              545,334
    Loans held for sale ...................................................              27,652               14,940
    Loans and leases ......................................................           5,461,400            4,147,739
    Unearned income .......................................................              (5,264)              (3,644)
                                                                              -----------------    -----------------
    Loans and leases, net of unearned income ..............................           5,456,136            4,144,095
    Allowance for loan and lease losses ...................................             (68,246)             (52,815)
                                                                              -----------------    -----------------
    Net loans and leases ..................................................           5,387,890            4,091,280
    Property, equipment and leasehold improvements, net ...................             155,176              114,159
    Goodwill ..............................................................             314,276              148,071
    Other intangible assets, net ..........................................              16,842                9,358
    Cash surrender value of life insurance ................................             104,992               74,593
    Receivable from investment division customers .........................               1,114                7,166
    Other assets ..........................................................              90,602               56,061
                                                                              -----------------    -----------------
    Totals ................................................................   $       7,671,274    $       5,931,673
                                                                              =================    =================
LIABILITIES AND STOCKHOLDERS' EQUITY
    Deposits:
      Noninterest bearing .................................................   $         849,127    $         729,045
      Interest bearing ....................................................           4,718,476            3,614,219
                                                                              -----------------    -----------------
    Total deposits ........................................................           5,567,603            4,343,264
    Federal funds purchased and securities sold under repurchase agreements             627,297              545,337
    Accrued expenses and other liabilities ................................              57,076               61,361
    Payable for securities purchased for investment division customers ....               1,446                5,886
    Short-term borrowings .................................................             161,830               34,700
    Long-term debt ........................................................             402,399              369,246
                                                                              -----------------    -----------------
    Total liabilities .....................................................           6,817,651            5,359,794

    Common stock, $1 par; 50,000,000 shares authorized; 20,571,953 and
      17,124,316 shares issued at December 31, 2006 and 2005, respectively               20,562               17,124
    Additional paid-in capital ............................................             573,756              347,434
    Retained earnings .....................................................             266,668              216,144
    Accumulated other comprehensive loss, net of tax ......................              (7,363)              (8,823)
                                                                              -----------------    -----------------
    Total stockholders' equity ............................................             853,623              571,879
                                                                              -----------------    -----------------
    Totals ................................................................   $       7,671,274    $       5,931,673
                                                                              =================    =================

                ALABAMA NATIONAL BANCORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                  ---------------------------------------------
                      (In thousands, except per share data)

                                                                   For the Three Months             For the Year
                                                                    Ended December 31,           Ended December 31,
                                                               ---------------------------   ---------------------------
                                                                   2006           2005           2006           2005
                                                               ------------   ------------   ------------   ------------
 INTEREST INCOME:
    Interest and fees on loans and leases ..................   $    110,306   $     73,982   $    376,680   $    258,033
    Interest on securities .................................         14,386         11,838         52,715         48,149
    Interest on deposits in other banks ....................            273             83            723            274
    Interest on trading securities .........................             16              5             50             21
    Interest on federal funds sold and securities
     purchased under resell agreements .....................            968            748          3,499          2,783
                                                               ------------   ------------   ------------   ------------
 Total interest income .....................................        125,949         86,656        433,667        309,260

 INTEREST EXPENSE:
    Interest on deposits ...................................         44,966         24,402        144,025         77,487
    Interest on federal funds purchased and
      securities sold under repurchase agreements ..........          8,649          5,367         29,856         15,515
    Interest on short-term borrowings ......................          2,499            584          5,737          2,614
    Interest on long-term debt .............................          5,441          3,807         19,941         13,797
                                                               ------------   ------------   ------------   ------------
 Total interest expense ....................................         61,555         34,160        199,559        109,413
                                                               ------------   ------------   ------------   ------------
 Net interest income .......................................         64,394         52,496        234,108        199,847
 Provision for loan and lease losses .......................          1,100          1,640          5,393          7,615
                                                               ------------   ------------   ------------   ------------
 Net interest income after provision for
   loan and lease losses ...................................         63,294         50,856        228,715        192,232

 NONINTEREST INCOME:
    Securities (losses) gains ..............................              -              -         (1,250)            72
    Gain (loss) on disposition of assets ...................             51             45            603            735
    Service charges on deposit accounts ....................          4,143          4,070         15,896         16,335
    Investment services income .............................          1,169          1,121          4,291          4,210
    Wealth management income ...............................          5,800          5,138         21,902         19,220
    Gain on sale of mortgages ..............................          2,944          2,870         10,990         12,522
    Commercial mortgage banking income .....................            717            501          2,251            525
    Bank owned life insurance ..............................          1,104            750          3,632          2,886
    Insurance commissions ..................................          1,174          1,096          4,047          3,549
    Other ..................................................          3,740          3,022         15,928         11,669
                                                               ------------   ------------   ------------   ------------
 Total noninterest income ..................................         20,842         18,613         78,290         71,723

 NONINTEREST EXPENSE:
    Salaries and employee benefits .........................         25,752         22,316         96,790         85,402
    Commission based compensation ..........................          4,818          3,902         17,961         15,458
    Occupancy and equipment expenses .......................          5,502          4,632         20,656         17,653
    Amortization of intangibles ............................          1,489            829          4,911          3,189
    Other ..................................................         12,271         10,435         44,949         40,778
                                                               ------------   ------------   ------------   ------------
 Total noninterest expense .................................         49,832         42,114        185,267        162,480
                                                               ------------   ------------   ------------   ------------
 Income before provision for income taxes and
    cumulative effect of accounting change .................         34,304         27,355        121,738        101,475
 Provision for income taxes ................................         11,791          9,440         41,970         34,802
                                                               ------------   ------------   ------------   ------------
 Net income before cumulative effect of accounting change ..         22,513         17,915         79,768         66,673
 Cumulative effect of accounting change (net of tax) .......              -              -             48              -
                                                               ------------   ------------   ------------   ------------
 Net income ................................................   $     22,513   $     17,915   $     79,816   $     66,673
                                                               ============   ============   ============   ============
 Weighted average common shares outstanding:
   Basic ...................................................         20,739         17,284         18,942         17,216
                                                               ============   ============   ============   ============
   Diluted .................................................         20,955         17,494         19,147         17,445
                                                               ============   ============   ============   ============
Earnings per common share before cumulative effect
 of accounting change:
   Basic ...................................................   $       1.09   $       1.04   $       4.21   $       3.87
                                                               ============   ============   ============   ============
   Diluted .................................................   $       1.07   $       1.02   $       4.17   $       3.82
                                                               ============   ============   ============   ============
Earnings per common share:
   Basic ...................................................   $       1.09   $       1.04   $       4.21   $       3.87
                                                               ============   ============   ============   ============
   Diluted .................................................   $       1.07   $       1.02   $       4.17   $       3.82
                                                               ============   ============   ============   ============

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                    Three Months 12/31/06                      Three Months 12/31/05
                                           ----------------------------------------   ----------------------------------------
                                              Average        Income/       Yield/        Average        Income/       Yield/
                                              Balance        Expense        Cost         Balance        Expense        Cost
                                           ------------   ------------   ----------   ------------   ------------   ----------
ASSETS:
Earning assets:
  Loans and leases (1) .................   $  5,418,956   $    110,520         8.09%  $  4,146,649   $     74,124         7.09%
  Securities:
   Taxable .............................      1,160,415         13,144         4.49      1,084,433         11,312         4.14
   Tax exempt ..........................        117,947          1,882         6.33         49,776            797         6.35
  Cash balances in other banks .........         21,903            273         4.95          8,242             83         4.00
  Funds sold ...........................         77,437            968         4.96         73,264            748         4.05
  Trading account securities ...........          1,174             16         5.41            501              5         3.96
                                           ------------   ------------                ------------   ------------
      Total earning assets (2) .........      6,797,831        126,803         7.40      5,362,865         87,069         6.44
                                           ------------   ------------                ------------   ------------
Cash and due from banks ................        183,275                                    174,929
Premises and equipment .................        152,104                                    112,147
Other assets ...........................        514,284                                    295,111
Allowance for loan and lease losses ....        (67,849)                                   (52,374)
                                           ------------                               ------------
       Total assets ....................   $  7,579,646                               $  5,892,678
                                           ============                               ============
LIABILITIES:
Interest-bearing liabilities:
  Interest-bearing transaction accounts    $  1,158,655   $      8,220         2.81%  $    950,750   $      4,539       189.41%
  Savings deposits .....................      1,103,602          9,250         3.33        900,844          4,647         2.05
  Time deposits ........................      2,325,117         27,496         4.69      1,692,425         15,216         3.57
  Funds purchased ......................        715,806          8,649         4.79        586,165          5,367         3.63
  Other short-term borrowings ..........        183,043          2,499         5.42         54,229            584         4.27
  Long-term debt .......................        380,616          5,441         5.67        347,510          3,807         4.35
                                           ------------   ------------                ------------   ------------
      Total interest-bearing liabilities      5,866,839         61,555         4.16      4,531,923         34,160         2.99
                                           ------------   ------------                ------------   ------------
Demand deposits ........................        780,918                                    718,055
Accrued interest and other liabilities .         87,044                                     76,452
Stockholders' equity ...................        844,846                                    566,248
                                           ------------                               ------------
    Total liabilities and stockholders'
      equity ...........................   $  7,579,646                               $  5,892,678
                                           ============                               ============
Net interest spread ....................                                       3.24%                                      3.45%
                                                                         ==========                                 ==========
Net interest income/margin on
  a taxable equivalent basis ...........                        65,248         3.81%                       52,909         3.91%
                                                                         ==========                                 ==========
Tax equivalent adjustment (2) ..........                           854                                        413
                                                          ------------                               ------------
Net interest income/margin .............                  $     64,394         3.76%                 $     52,496         3.88%
                                                          ============   ==========                  ============   ==========

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                     Year Ended 12/31/06                        Year Ended 12/31/05
                                           ----------------------------------------   ----------------------------------------
                                              Average        Income/       Yield/        Average        Income/       Yield/
                                              Balance        Expense        Cost         Balance        Expense        Cost
                                           ------------   ------------   ----------   ------------   ------------   ----------
ASSETS:
Earning assets:
  Loans and leases (1) .................   $  4,819,534   $    377,279         7.83%  $  3,877,979   $    258,575         6.67%
  Securities:
   Taxable .............................      1,103,913         49,083         4.45      1,103,820         45,904         4.16
   Tax exempt ..........................         86,033          5,503         6.40         52,357          3,402         6.50
  Cash balances in other banks .........         15,033            723         4.81          8,794            274         3.12
  Funds sold ...........................         68,766          3,499         5.09         83,602          2,783         3.33
  Trading account securities ...........          1,058             50         4.73            477             21         4.40
                                           ------------   ------------                ------------   ------------
      Total earning assets (2) .........      6,094,337        436,137         7.16      5,127,029        310,959         6.07
                                           ------------   ------------                ------------   ------------
 Cash and due from banks ...............        180,812                                    169,624
 Premises and equipment ................        134,730                                    105,734
 Other assets ..........................        400,823                                    288,879
 Allowance for loan and lease losses ...        (60,724)                                   (49,661)
                                           ------------                               ------------
        Total assets ...................   $  6,749,978                               $  5,641,605
                                           ============                               ============
LIABILITIES:
Interest-bearing liabilities:
  Interest-bearing transaction accounts    $  1,112,263   $     29,800         2.68%  $    910,956   $     13,932         1.53%
  Savings deposits .....................        974,001         27,641         2.84        899,980         14,360         1.60
  Time deposits ........................      1,996,283         86,584         4.34      1,585,741         49,195         3.10
  Funds purchased ......................        649,007         29,856         4.60        515,225         15,515         3.01
  Other short-term borrowings ..........        107,760          5,737         5.32         67,940          2,614         3.85
  Long-term debt .......................        386,856         19,941         5.15        337,780         13,797         4.08
                                           ------------   ------------                ------------   ------------
        Total interest-bearing
         liabilities ...................      5,226,170        199,559         3.82       4,317,622       109,413         2.53
                                           ------------   ------------                ------------   ------------
 Demand deposits .......................        747,662                                    710,774
 Accrued interest and other liabilities          73,833                                     62,715
 Stockholders' equity ..................        702,313                                    550,494
                                           ------------                               ------------
     Total liabilities and stockholders'
      equity ...........................   $  6,749,978                               $  5,641,605
                                           ============                               ============
 Net interest spread ...................                                       3.33%                                      3.54%
                                                                         ==========                                 ==========
 Net interest income/margin on
   a taxable equivalent basis ..........                       236,578         3.88%                      201,546         3.93%
                                                                         ==========                                 ==========
 Tax equivalent adjustment (2) .........                         2,470                                      1,699
                                                          ------------                               ------------
 Net interest income/margin ............                  $    234,108         3.84%                 $    199,847         3.90%
                                                          ============   ==========                  ============   ==========

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.